UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 21, 2009
WHITNEY HOLDING CORPORATION
(Exact Name of Registrant as Specified in Charter)

Louisiana	0-1026	72-6017893

(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)
228 St. Charles Avenue, New Orleans, Louisiana 70130
(Addresses of Principal Executive Offices, including Zip Code)
(504) 586-7272
(Registrant’s Telephone Number, including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On October 21, 2009, Whitney Holding Corporation (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with J.P. Morgan Securities Inc. and SunTrust Robinson Humphrey, Inc., as representatives of the several underwriters named therein (collectively the “Underwriters”), providing for the offer and sale in a firm commitment offering of 25,000,000 shares (“Firm Shares”) of common stock of the Company, no par value per share (“Common Stock”), sold by the Company at a public offering price of $8.00 per share ($7.60 per share, net of underwriting discounts). In addition, pursuant to the terms of the Underwriting Agreement, the Company granted to the Underwriters a 30-day option to purchase 3,750,000 additional shares of Common Stock (the “Option Shares”; the Firm Shares and the Option Shares are referred to herein as the “Shares”) to cover overallotments, if any. The Underwriters have exercised this overallotment option in full. The Company has made certain customary representations, warranties and covenants in the Underwriting Agreement concerning the Company and the registration statement related to the offering of the Shares (the “Registration Statement”). The Company also has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended. The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Form 8-K and is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
     The following exhibits are filed with this Form 8-K pursuant to Item 601 of the Securities and Exchange Commission’s Regulation S-K in lieu of filing the otherwise required exhibits to the Registration Statement. This Form 8-K is incorporated by reference into the Registration Statement and, as such, the Company is filing the following exhibits to cause them to be incorporated by reference into the Registration Statement as exhibits thereto. By filing this Form 8-K, and the exhibits hereto, however, the Company does not believe that any of the information set forth herein or the exhibits hereto represent, either individually or in the aggregate, a “fundamental change” (as such term is used in Item 512(a)(1)(ii) of the Commission’s Regulation S-K) in the information set forth in, and incorporated by reference into, the Registration Statement.
The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit
1.1	Underwriting Agreement, dated October 21, 2009, by and between the Company and J.P. Morgan Securities Inc. and SunTrust Robinson Humphrey, Inc., as representatives of the several underwriters named therein.

5.1	Opinion of Alston & Bird LLP regarding validity of the Shares.

99.1	Other Expenses of Issuance and Distribution (as required by Item 14 of Part II of Form S-3).

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITNEY HOLDING CORPORATION
By:	/s/ Thomas L. Callicutt, Jr.
Thomas L. Callicutt, Jr.
Senior Executive Vice President and Chief Financial Officer

Date: October 27, 2009